SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2005

GoRemote Internet Communications, Inc.

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27871	77-0368092
(Commission File Number)	(IRS Employer Identification No.)

1421 McCarthy Blvd., Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

(408) 955-1920
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:        Results of Operations and Financial Condition.

The information in this Item 2.02 and in Exhibits 99.01 and 99.02 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

On September 8, 2005, GoRemote Internet Communications, Inc. issued a press release announcing its financial results for the fiscal quarter ended July 31, 2005.  A copy of this press release is furnished as Exhibit 99.01 to this report.  On September 8, 2005, the company also presented these results in a conference call with investors and analysts.  The conference call was pre-announced and was available to the public through live teleconference and webcast.  A copy of the script for this conference call is furnished as Exhibit 99.02 to this report.

Item 9.01:        Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Exhibit Title

99.01	Press Release dated September 8, 2005, announcing Registrant’s financial results for the quarter ended July 31, 2005.*

99.02	Script of Registrant’s publicly available investor and analyst conference call on September 8, 2005, presenting the Registrant’s financial results for the quarter ended July 31, 2005.*

*  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoRemote Internet Communications, Inc.

Date: September 9, 2005	By:	/s/ David L. Teichmann
David L. Teichmann, Senior Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Exhibit Title

99.01	Press Release dated September 8, 2005, announcing Registrant’s financial results for the quarter ended July 31, 2005.*

99.02	Script of Registrant’s publicly available investor and analyst conference call on September 8, 2005, presenting the Registrant’s financial results for the quarter ended July 31, 2005.*

*  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.